SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                 Form 8-K

                              CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2001


                            LACLEDE GAS COMPANY
__________________________________________________________________________

          (Exact name of registrant as specified in its charter)



         Missouri                      1-1822              43-0368139
__________________________________________________________________________

(State or other jurisdiction       (Commission          (IRS Employer
     of incorporation)             File Number)       Identification No.)


  720 Olive Street       St. Louis, Missouri               63101
__________________________________________________________________________

(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code (314) 342-0500
                                                   ______________


                                NONE
________________________________________________________________________

     (Former name or former address, if changed since last report)

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Item 5.    Other Events.

     Pursuant to an Underwriting Agreement, effective June 21, 2001 (the "Underwriting Agreement"), Laclede Gas Company (the "Registrant"), on June 26, 2001, sold to A.G. Edwards & Sons, Inc. (the "Underwriter") $50,000,000 principal amount of its First Mortgage Bonds, 6 5/8% Series due June 15, 2016 (the "Bonds"). The Bonds have been issued under a Mortgage and Deed of Trust, dated as of February 1, 1945, under which UMB Bank & Trust, n.a. is the present Trustee. Such Mortgage and Deed of Trust had previously been amended and supplemented and has been further supplemented by a Twenty-Sixth Supplemental Indenture, dated as of June 15, 2001 (the "Supplemental Indenture"). The registration statement on Form S-3 with respect to the First Mortgage Bonds of the Registrant, including the Bonds (File No. 333-40362), was filed by the Registrant on June 29, 2000 and declared effective by the Securities and Exchange Commission on July 24, 2000. Copies of the Underwriting Agreement and the Supplemental Indenture are attached hereto as Exhibits 1.01 and 4.01, respectively.




Item 7.    Exhibits.

     Reference is made to the information contained in the Index to Exhibits filed as part of this Form 8-K.

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                              SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LACLEDE GAS COMPANY
                                          (Registrant)




                                      By: /s/ Gerald T. McNeive, Jr.
                                          _____________________________

                                          Gerald T. McNeive, Jr.
                                          Senior Vice President-Finance
                                          and General Counsel


July 2, 2001
   (Date)
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                          Index to Exhibits


Exhibit No.
___________

    1.01 Underwriting Agreement dated June 21, 2001, entered into by the Registrant and the Underwriter relating to the Bonds.

    4.01 Twenty-Sixth Supplemental Indenture dated as of June 15, 2001 to Registrant's Mortgage and Deed of Trust, dated as of February 1, 1945.